UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 6, 2004

Youbet.com, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 De Soto Avenue, Woodland Hills, CA		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	818-668-2100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 6, 2004 Youbet.com, Inc. issued a press release announcing that it has filed a competing reorganization plan with the United States Bankruptcy court in Reno, Nevada seeking to acquire all of the issued and outstanding shares of American Wagering, Inc. (OTC BB: BETMQ).

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

99.1 Youbet.com, Inc. Press Release dated October 6, 2004 furnished pursuant to Item 8.01 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Youbet.com, Inc (Registrant)

October 11, 2004	By:	Charles Champion

Name: Charles Champion
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release